F.N.B. Corporation Investor Presentation Keefe, Bruyette & Woods – Boston Bank Conference February 26, 2014 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B.
Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins;
(3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6)
technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices;
(10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13)
integration challenges related to the recently completed mergers with BCSB Bancorp, Inc. and PVF Capital Corp. and the difficulties encountered in expanding into a new market; (14) the effects of current, pending and future legislation, regulation and regulatory actions, or (15) the impact on federal regulated agencies that have oversight or review of F.N.B. Corporation’s business and securities activities. F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G
requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.  The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on January 21, 2014 and in its periodic filings with the Securities and Exchange Commission.

3 F.N.B. Corporation About F.N.B. Corporation Experienced Leadership Team Favorably Positioned for Long-Term Success Strong Operating Trends

About F.N.B. Corporation

• Assets: $14.2 billion (1)
• Loans: $9.8 billion (1)
• Deposits: $11.6 billion (1)
• Banking locations: 282 (1)
• Consumer finance locations: 72
Fourth Largest
Pennsylvania-Based Bank
• Attractive and expanding footprint: PA/OH/MD/WV: Banking locations span
56 counties and four states (1)
• Leading market position (2)
• #3 market share in the Pittsburgh MSA
• #10 market share in the Baltimore MSA
• #6 overall market position for all counties of operation
Positioned for Sustained Growth
• Top quartile profitability performance
• Deliver consistent, solid results
• Industry-leading, consistent loan growth through recent economic cycle
• Strong performance: 3-year total shareholder return of 30%
(3)
Consistent, Strong Operating Results
• Reposition and reinvest for sustained growth; maintain low risk profile
• Reposition and reinvest for sustained growth
• Maintain disciplined expense control
• Expanding market share potential and growth opportunities
• Maintain low-risk profile
Operating Strategy
(1) Pro-forma for the recently completed acquisition of BCSB  Bancorp, which closed on February 15, 2014, with assets of approximately $0.6 billion, loans of $0.3 billion, deposits of $0.5 billion and 16 banking locations; (2) SNL Financial, excludes custodian bank; (3) As of February 11, 2014

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 27 2005 National City
President, First National Bank
John C. Williams, Jr. 43 2008 Huntington
National City
Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 26 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 28 2002 FNB
Promistar
Experienced Leadership Team

Experienced and respected executive management team has guided FNB through the cycle

High-Quality Earnings – 2013 Highlights
Operating ROATCE of 17.35% - continued top decile performance relative to peers
Record net income
Record loan production of $3.3 billion, increasing 11% over the prior year
Organic growth in total loans for 18 consecutive quarters at an average annualized rate of 5%
Continued enhancements to funding mix with transaction deposits and customer repos representing 76% of total deposits and customer repos at December 31, 2013
Solid and consistent asset quality results - provision for loan losses continued to exceed net charge-offs to support loan growth
Consistent loan and low-cost deposit growth supports stability in the net interest margin
Full-year efficiency ratio of 58.9%
Expanded Footprint and Growth Potential
Recent acquisitions in dynamic markets enhance organic growth opportunities
Repositioned and Enhanced Delivery Channel
Full suite of online and mobile banking products, 46k customers currently enrolled, with continued growth expected
Branch optimization strategy has resulted in 52 consolidations and 9 de-novo expansions since 2010
Significant Talent Acquisition
Leadership and team build-outs over past several years in existing markets
Leadership and team build in expansion markets essentially complete
Sales Management Process and Culture
Developed and implemented proprietary systems, processes and strong culture over the past several years
Deployed across FNB business units
Consistent Investments in Enterprise-Wide Risk Management Infrastructure
Well-positioned to continue successfully navigating regulatory environment
Recent Capital Actions Strengthen Capital Structure, Support Growth Objectives and Address Basel III Provisions
Favorably Positioned for Long-Term Success

1.47
1.46
1.43
1.39
1.35
1.34
1.34
1.25
1.29
1.16
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
FNB
Peer Group Median

High-Quality Earnings

(1) At respective period-end.  FNB levels represents allowance for loan losses to total originated loans.  Peer data per SNL Financial.
FNB Continues to Deliver High-Quality Earnings
Provision for Loan Losses as % of Net Charge-Offs ($)
FNB provision for loan losses exceeds net charge-offs to
support consistent, solid loan growth results
Allowance for Loan Losses/Total Loans (%)
(1)
FNB allowance for loan losses to total loans (originated
portfolio) has remained relatively stable
126%
133%
134%
113%
57% 56%
66%
44%
FY 2013 9/30/2013 YTD 6/30/2013 YTD 2012
FNB Peer Group Median

Full Year Financial Highlights – Annual Trends

2013 2012 2011 2010
Quality Operating
Earnings
Net income available to common shareholders ($ millions) $123.5 $117.8 $90.3 $68.2
Earnings per diluted common share $0.84 $0.84 $0.72 $0.60
Profitability
Performance
ROTCE
(1)
17.35% 18.75% 16.32% 14.71%
ROTA
(1)
1.09% 1.12% 1.02% 0.87%
Net interest margin 3.65% 3.73% 3.79% 3.77%
Efficiency ratio 58.9% 58.3% 59.7% 60.7%
Strong
Balance Sheet
Organic Growth
Trends
Total loan growth 6.3% 4.3% 5.2% 2.5%
Commercial loan growth 7.1% 5.4% 5.8% 3.5%
Consumer loan growth excluding Residential 12.8% 7.4% 4.4% 2.2%
Transaction deposits and customer repo growth 7.9% 9.6% 8.0% 11.2%
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Full year average organic growth results. Organic growth results exclude balances acquired in the following acquisitions; PVFC 4Q13, ANNB 2Q13, PVSA 1Q12, CB&T 1Q11 (3) Total deposits excluding time deposits
(1)
(3)
(2)

Annual Earnings Trends

(1) On an operating basis,  a Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation for details; (2) $, in millions; (3) Consists of wealth management, trust, brokerage and insurance units.
Full Year Net Income and EPS Trends
(1)
Solid earnings growth trajectory
muted in 2013 by headwinds
$68.2
$90.3
$117.8
$123.5
$0.60
$0.72
$0.84 $0.84
$- $-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
Net Income Available to Common Shareholders
Earnings per Diluted Common Share
(1)
Earnings Benefit of Full Year of 2013 Accomplishments:
Full-year average organic loan growth of 6.3%
18 consecutive quarters of linked-quarter growth
Record loan production of $3.3 billion
Full-year average organic transaction deposit and customer
repurchase agreement growth of 7.9%
Organic growth in average non-interest bearing deposits of
16.9%
Wealth Group
(3)
revenue totaled $45 million, increasing 11%,
compared to 2012
Relatively stable net interest margin and solid asset quality
Branch optimization continued
Consolidated additional 7 locations, 3 de-novo expansions;
bringing total consolidations to 52 since 2010 and de-novo
expansions to 9 locations
Mobile and online banking strategy solidified
Three acquisitions, expanded into two additional dynamic
metropolitan markets, Baltimore, Maryland and Cleveland, Ohio
Strengthened capital structure under Basel III rules
Initial year of Durbin-related and other revenue loss, and
increased regulatory-related costs negatively impact 2013
earnings by an estimated $0.05 per diluted common share
(1)(2)
Muted by 2013 Regulatory-Related Headwinds:

Consistent Loan and Transaction Deposit Growth

(1) Organic balances exclude initial respective balances acquired upon transaction close for PVFC (10/2013), ANNB (4/2013), PVSA (1/2012) and CBT (1/2011)
Consistent Growth in Loans and Transaction Deposits
Loans
(Quarterly, In Billions)
Transaction Deposits and Customer Repos
(Quarterly, In Billions)
$8.5
$7.4
$5.8
$5.2
$6.7
$6.3
$5.5
4Q13 4Q12 4Q11 4Q10
Total Organic
$9.3
$8.0
$6.8
$6.0
$7.3
$6.7
$6.4
4Q13 4Q12 4Q11 4Q10
Total Organic
CAGR 4Q10 – 4Q13
Total 18.1%
Organic (1) 9.1%
CAGR 4Q10 – 4Q13
Total 15.6%
Organic (1) 6.4%

Transaction Deposit Growth - Strengthened Funding Mix

(1) Based on period-end balances
Consistent Transaction Deposit Growth Results in Strengthened Deposit Mix
Total Transaction Deposits and Customer Repos Mix
Transaction deposits
and customer repos
= 76% of total
deposits and
customer repos at
12/31/2013
Strong growth in
non-interest bearing
deposits of $461.9
million, or 26.6%,
resulted in
strengthened funding
mix compared to
prior year-end
2013
12/31/2013 12/31/2012 12/31/2011 12/31/2010
Transaction Deposits and Customer Repos Time Deposits

Reposition and Reinvest – Actions Drive Long-Term Performance

2009 2010 2011 2012 2013
PEOPLE Talent Management
Strengthened team through key
hires; Continuous team
development
Attract, retain, develop best talent
Geographic Segmentation
Regional model
Regional
Realignment
Created 5
th
& 6
th
Regions
PROCESS Sales Management/Cross Sell
Proprietary sales management
system developed and
implemented: Balanced
scorecards, cross-functional
alignment
Consumer
Banking
Scorecards
Consumer Banking Refinement/Daily Monitoring
Continued
Utilization
Commercial
Banking Sales
Management
Expansion to additional lines of
business
Private Banking,
Insurance,
Wealth
Management
PRODUCT Product Development
Deepened product set and niche
areas allow FNB to successfully
compete with larger banks and
gain share
Private Banking Capital Markets
Online and mobile banking investment
/implementation –
Online banking enhancements, mobile
banking and app
Online/mobile
banking
infrastructure
complete with
mobile remote
deposit capture
and online
budgeting tools
Asset Based
Lending
Small Business
Realignment
Treasury
Management
PRODUCTIVITY Branch Optimization
Continuous evolution of branch
network to optimize profitability
and growth prospects
De-Novo Expansion 9 Locations
Consolidate 2
Locations
Consolidate 6
Locations
Consolidate 37
Locations
Consolidate 7
Locations
Acquisitions
Opportunistically expand
presence in attractive markets
CB&T Parkvale
ANNB Closed 4/13
PVFC Closed 10/13
BCSB  Closed  2/14

Market Position Top Overall Market Position Regional Alignment Presence in Major Markets Acquisition-Related Expansion Strengthens Position 13

Top Overall Market Position

Source:  SNL Financial, deposit data as of June 30, 2013, pro-forma as of February 10, 2014, excludes custodial bank.
FNB Pennsylvania Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 290 55,855,363 35.3
2 Royal Bank of Scotland 201 10,073,477 6.4
3 F.N.B. Corporation 223 8,884,922 5.6
4 M&T Bank Corp. 141 7,393,569 4.7
5 Wells Fargo & Co. 64 4,905,156 3.1
6 First Commonwealth 99 4,225,821 2.7
7 Banco Santander 72 4,056,694 2.6
8 Dollar Bank 37 3,556,646 2.2
9 Susquehanna Bancshares 79 3,105,908 2.0
10 First Niagara Financial 73 3,060,621 1.9
Total (1-135) 2,432 158,109,555 100.0
FNB All Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 501 70,806,498 24.2
2 M&T Bank Corp. 246 21,368,411 7..3
3 Bank of America 90 15,886,192 5.4
4 Royal Bank of Scotland 288 14,902,081 5.1
5 KeyCorp 98 12,538,370 4.3
6 F.N.B. Corporation 282 10,995,883 3.8
7 Wells Fargo & Co 122 10,776,383 3.7
8 Huntington 222 10,569,758 3.6
9 FirstMerit Corp. 98 6,941,093 2.4
10 TFS Financial 22 5,950,561 2.0
Total (1-242) 4,309 292,676,461 100.0
FNB holds the #3 overall retail market position for Pennsylvania counties of operation and #6 position for all counties

NY
PA
Erie
Hermitage
Cleveland
Scranton
State College
Pittsburgh
Harrisburg
Philadelphia
OH
MD
Baltimore
WV

FNB’s model utilizes six regions, including three in top 30 MSA markets, with each having a regional headquarters housing cross-functional teams.
FNB Banking Footprint - Regional Alignment

Source: SNL Financial
Baltimore MSA
Pittsburgh MSA
Cleveland MSA
PVFC Completed
October 2013
ANNB Completed
April 2013 &
BCSB Completed
February 2014
Top 30 MSA Presence
MSA Population
Baltimore,
MD
2.7 million
#20 MSA
Pittsburgh,
PA
2.4 million
#22 MSA
Cleveland,
OH
2.1  million
#29 MSA

MSA Market Share - Proven Success, Opportunity For Growth

Source:  SNL Financial, deposit data as of June 30, 2013, pro-forma as of February 11, 2014, excludes custodial bank (Pittsburgh MSA).
All Other MSAs represent MSA’s with FNB presence excluding Pittsburgh, Cleveland and Baltimore MSAs.
Established MSA Markets – Proven Success, Leading Share Position Achieved
Recent Expansion MSA Markets – Opportunity for Growth
Pittsburgh, PA MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 PNC Financial Services Group Inc. 47,062,720 56.5
2 Royal Bank of Scotland Group Plc 7,129,530 8.6
3 F.N.B. Corp. 3,867,847 4.6
4 Dollar Bank Federal Savings Bank 3,556,646 4.3
5 First Niagara Financial Group Inc. 2,762,262 3.3
6 Huntington Bancshares Inc. 2,512,422 3.0
7 First Commonwealth Financial Corp. 2,465,101 3.0
8 TriState Capital Holdings Inc. 1,940,243 2.3
9 S&T Bancorp Inc. 1,685,131 2.0
10 Northwest Bancshares Inc. 1,045,914 1.3
Baltimore-Towson, MD MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 Bank of America Corp. 16,078,490 25.1
2 M&T Bank Corp. 14,292,887 22.3
3 PNC Financial Services Group Inc. 6,789,660 10.6
4 Wells Fargo & Co. 6,049,235 9.5
5 BB&T Corp. 3,909,353 6.1
6 SunTrust Banks Inc. 2,094,589 3.3
7 Susquehanna Bancshares Inc. 1,258,598 2.0
8 First Mariner Bancorp 1,109,454 1.7
9 Capital One Financial Corp. 976,432 1.5
10 F.N.B. Corp. 914,733 1.4
Cleveland-Elyria-Mentor, OH MSA
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 KeyCorp 11,363,682 21.8
2 PNC Financial Services Group Inc. 6,382,510 12.2
3 TFS Financial Corp. (MHC) 5,425,587 10.4
4 Huntington Bancshares Inc. 4,261,126 8.2
5 Royal Bank of Scotland Group Plc 4,104,874 7.9
6 FirstMerit Corp. 3,522,009 6.8
7 Fifth Third Bancorp 3,384,743 6.5
8 JPMorgan Chase & Co. 2,939,452 5.6
9 U.S. Bancorp 2,032,321 3.9
10 Dollar Bank Federal Savings Bank 1,701,264 3.3
14 F.N.B. Corp. 623,947 1.2
All Other FNB MSA's (excludes Pittsburgh, Baltimore, Cleveland)
Rank Institution
Total Deposits
($000)
Market
Share (%)
1 PNC Financial Services Group Inc. 11,180,309 11.7
2 M&T Bank Corp. 7,288,461 7.6
3 F.N.B. Corp. 5,175,196 5.4
4 Wells Fargo & Co. 4,861,113 5.1
5 Banco Santander SA 4,056,694 4.2
6 Huntington Bancshares Inc. 3,875,653 4.0
7 Royal Bank of Scotland Group Plc 3,667,677 3.8
8 FirstMerit Corp. 3,419,084 3.6
9 Susquehanna Bancshares Inc. 2,947,480 3.1
10 JPMorgan Chase & Co. 2,631,476 2.7

Acquisition Strategy

Disciplined and Consistent Acquisition Strategy
Strategy
Disciplined identification and focus on markets that offer potential to leverage core competencies and growth opportunities
Criteria
Create shareholder value
Meet strategic vision
Fit culturally
Evaluation
Targeted financial and capital recoupment hurdles
Proficient and experienced due diligence team
Extensive and detailed due diligence process
Execution
Superior post-acquisition execution
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture
12th bank acquisition since 2002 closed February 2014 (BCSB)
Fourth consecutive acquisition in a major MSA
Five acquisitions since 2010
Ten acquisitions since 2005
Execution
Criteria Evaluation
Strategy
Experienced Acquirer

Cleveland
Pittsburgh
Baltimore
OH
WV
MD
DE
NJ

FNB Corporation

Recent Acquisitions – Positioning for Sustained Organic Growth

Baltimore, MD MSA
Annapolis Bancorp, Inc - Closed April 6, 2013
BCSB Bancorp, Inc. – Closed February 15, 2014
Talent established
Team and leadership in place
Presence anchored
Downtown Baltimore headquarters
Performance tracking well
Loan production on target, pipelines healthy
Sales management processes fully deployed
Cleveland, Ohio MSA
PVF Capital Corp. – Closed October 12, 2013
Team and leadership in place
Downtown Cleveland headquarters
Loan production on target, pipelines healthy
Sales management process deployed
FNB Locations (including ANNB)
Continued Success Integrating Acquisitions
Team and Leadership Established
Regional Headquarters in Both Markets
Results Tracking Well
BCSB Locations
PVFC Locations
Presence anchored
Performance goals established
Talent established

Youngstown MSA
Scranton MSA
Harrisburg MSA
Cleveland MSA
Pittsburgh MSA
Baltimore MSA
1,915
12,851
1,989
13,345
2,098
13,410
8,938
52,149
9,722
59,240
10,315
65,169
# of Business with Revenue >$1M(2)
Total Businesses(1)

Significant Commercial Prospects

Note: Above metrics at the MSA level
(1) Data per U.S. Census Bureau
(2) Data per Hoover’s as of February 7, 2014
Strong Concentration of Commercial Prospects
Over 175,000 Total Businesses (1)
Significant Commercial Prospects Concentrated in Pittsburgh, Baltimore & Cleveland
Opportunity to Leverage Core Competency and Drive Sustained Organic Growth

FNB Branches
282
77 % increase
159
2007
4Q13 Pro-Forma

FNB Counties of Operation
56
107 % increase
27
2007
4Q13 Pro-Forma

FNB Markets Population (MSA)
In Millions
12.6
70 % increase
7.4
2007
4Q13 Pro-Forma

FNB Markets Households (MSA)
5.0
67 % increase
3.0
2007
4Q13 Pro-Forma

FNB Corporation

Expanded Franchise = Enhanced Organic Growth Prospects

Note: Market population and market businesses represent current metrics based on respective FNB MSA presence
Data per FNB, SNL Financial and/or U.S. Census Bureau (Businesses)
Acquisition-
Related
Expansion in
Higher Growth
Markets
Enhances
Organic Growth
Opportunities

21 Strong Operating Results 4Q13 Highlights and Trends

4Q13 Financial Highlights

Solid Operating Results and Strategic Accomplishments
Operating Result Highlights
Return on average tangible assets of 1.07%
(1)
Return on average tangible common equity of 16.45%
(1)
Net interest margin of 3.67%, expanded 3 basis points
Efficiency ratio of 58%
Linked-quarter operating leverage; revenue growth of 5.6% compared to the prior quarter
Absorbed second quarter of Durbin impact of $2.7 million (pre-tax)
Total average organic loan growth of $129.4 million or 5.9% annualized
Transaction deposit and customer repurchase agreement average organic growth of $137.7 million or 6.8%
annualized
Primarily driven by growth in non-interest bearing deposits and customer repurchase agreements
Non-performing loans and OREO to total originated loans and OREO improved 5 basis points 1.44%
Total delinquency for the originated portfolio improved 16 basis points to 1.28%
Strategic Accomplishments
(1) Operating results, a non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details
4Q13 operating
(1)
net income available to common shareholders of $32.5 million; earnings per diluted common share of $0.21
Solid profitability performance and continued high-quality earnings
Strong balance sheet growth
Continued good asset quality results
Secured an investment grade rating from Moody’s Investor’s Services on October 3, 2013
Completed the PVF Capital Corp. (PVFC) acquisition on October 12, 2013
Completed a capital offering in late October 2013, raising $161.3 million in net proceeds, strengthening capital structure under Basel III and enhancing ability to execute organic growth strategy

4Q13 Financial Highlights – Quarterly Trends

Current
Quarter
4Q13
Prior
Quarter
3Q13
Prior Year
Quarter
4Q12
Operating
Earnings
(1)
Net income available to common shareholders ($ millions) $32.5 $32.2 $32.1
Earnings per diluted common share $0.21 $0.22 $0.23
Profitability
Performance
ROTCE
(1)
16.45% 18.32% 19.49%
ROTA
(1)
1.07% 1.12% 1.18%
Net interest margin 3.67% 3.64% 3.66%
Efficiency ratio 57.8% 59.7% 55.4%
Strong
Balance Sheet
Organic Growth
Trends
(2)
Total loan growth 5.9% 9.3% 6.0%
Commercial loan growth 4.4% 4.2% 7.6%
Consumer loan growth 13.8% 25.3% 11.7%
Transaction deposits and customer repo growth
(3)
6.8% 7.0% 11.9%
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details; (2) Average, annualized linked quarter organic growth results.  Organic growth results exclude balances acquired in the PVFC  acquisition (4Q13); (3) Total deposits excluding time deposits

Balance Sheet Highlights

(1) Linked-quarter growth, organic growth % is annualized and excludes balances acquired from the PVFC acquisition completed October 12, 2013; (2)
Includes Direct Installment, Indirect Installment and Consumer LOC portfolios; (3) Excludes time deposits; (4) Period-end as of December 31, 2013
Average Balances,
$ in Millions
4Q13
Reported
Growth
(1)
Organic
Growth
(1)
4Q13 Highlights
Balance $ $ %
Securities $2,316 $40.3 - -
Strong balance sheet growth, with
continued momentum organically
growing loans and transaction
deposits
Total reported growth reflects the
benefit from the completion of the
PVFC acquisition on October 12,
2013
Organic growth in average total loans
of $129.4 million or 5.9% annualized
Organic growth in average
transaction deposits and customer
repurchase agreements of $137.7
million or 6.8% annualized
Lower cost, relationship-based
transaction deposits and
customer repurchase
agreements represent 76% of
total transaction deposits and
customer repurchase
agreements
(4)
Total loans $9,323 $592.7 $129.4 5.9%
Commercial loans $5,154 $370.5 $52.6 4.4%
Consumer loans
(2)
$3,039 $179.3 $99.6 13.8%
Residential mortgage loans $1,085 $42.1 -$23.5 -8.9%
Earning assets $11,775 $726.9 - -
Total deposits and customer repos $11,113 $710.5 $71.3 2.7%
Transaction deposits and customer
repos
(3)
$8,504 $493.0 $137.7 6.8%
Time deposits $2,609 $217.5 -$66.3 -11.0%

3.66%
0.10%
3.56%
3.66%
0.04%
3.62%
3.63%
0.02%
3.61%
3.64%
0.00%
3.64%
3.67%
0.06%
3.61%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
4Q12
1Q13
2Q13
3Q13
4Q13
Core Net Interest Margin
Accretable Yield Benefit

FNB Corporation

Net Interest Margin Trends

Net Interest Margin Trends
The 4Q13 net interest margin was stable compared to the prior quarter when adjusting for:
The benefit of 6 basis points from $1.7 million additional accretable yield which was partially offset by,
The 3 basis points narrowing due to the temporary increase in short-term interest bearing cash balances from the capital raise.
4Q13 net interest income (FTE) totaled $108.7 million, growing  $7.6 million, or 7.5%, linked quarter, and $12.9 million, or 13.5%, compared to the prior year quarter

Asset Quality Results (1)

$ in Thousands
4Q13 3Q13 4Q12 4Q13 Highlights
NPL’s+OREO/Total loans+OREO 1.44% 1.49% 1.60%
Total delinquency 1.28% 1.44% 1.64%
Provision for loan losses
(2)
$8,366 $7,280 $9,274
Net charge-offs (NCO’s)
(2)
$7,364 $5,507 $7,614
NCO’s/Total average loans
(2)
0.32% 0.25% 0.38%
NCO’s/Total average originated loans 0.30% 0.26% 0.45%
Allowance for loan losses/
Total loans 1.29% 1.34% 1.39%
Allowance for loan losses/
Total non-performing loans 135.42% 127.37% 123.88%
Solid performance with continued positive
movement
Net charge-off results were at good levels and
reflect year-over-year improvement
Total provision continues to exceed net-
charge-offs
Reserve position reflects favorable credit
migration in the portfolio, pay-downs and
improved non-performing loan levels
NPL’s+OREO/Total loans +OREO improved
from the prior quarter and the year-ago quarter
Delinquency improved compared to the prior
quarter and  the year-ago quarter
(1)
Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(2)
Total portfolio metric

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.74%
2.15%
1.60%
1.44%
2010
2011
2012
2013
FNB
Peer Group Median

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.77%
0.62%
0.41%
0.28%
FY 2010
FY 2011
FY 2012
FY 2013
FNB
Peer Group Median

FNB Corporation

Asset Quality Trends

Asset Quality Trending Positively and Compares Favorably to Peer Results
NPL’s+OREO/
Total Originated Loans+OREO
(1)(2)
NCO’s Originated Loans/
Total Originated Loans
(1)(3)
Peer data per SNL Financial, refer to Appendix for peer listing; (1) Metrics shown are originated portfolio. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value; (2) Based on balances at quarter end for each period presented; (3) Full year or quarterly results annualized.

Capital Position

Capital Position as of December 31, 2013
12.1%
10.6%
8.6%
8.4%
6.1%
12.5%
11.1%
9.3%
8.8%
6.7%
Total Risk-Based Tier One Tier One
Common
Leverage Tangible
Common Equity
September 30, 2013 December 31, 2013
Capital levels at December 31, 2013 reflect the benefit of the fourth quarter of 2013 capital actions.
Raised $161.3 million in net proceeds through the issuance of 4.7 million shares of common stock ($54.4 million in proceeds) and 4.4 million depository shares of non-cumulative perpetual preferred stock ($106.9 million in net proceeds).
Redeemed $115 million in trust preferred securities, with an additional $16.5 million expected to be redeemed in the first quarter of 2014.
Capital structure strengthened under Basel III rules, with trust preferred securities representing 7% of Tier 1 capital at
December 31, 2013 compared  to 19% at September 30, 2013.
Tier 1 common ratio improves to 9.3% and the tangible common equity improves to 6.7% at December 31, 2013.

29 Investment Thesis Long-Term Investment Thesis

Long-Term Investment Thesis - Return Focused

FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders
Long-Term Investment Thesis
Targeted EPS Growth 5-6%
Targeted Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
Implied Total Shareholder Return 9-12%

16.32%
18.75%
17.35%

59.7%
58.3%
58.9%
59.7%
58.6%
59.7%
57.8%

0.58%
0.35%
0.28%

3.66%
3.66%
3.63%
3.64%
3.67%

FNB Corporation

Operating Results Outperform Peers

The above represents full-year 2011, 2012, 2013 and/or quarterly, year-to-date results where noted. Refer to Supplemental Information for peer group listing.
(1) Operating results, refer to Supplemental Information for details
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
2013 2012 2011
ROTCE (1)
FNB Peer Group Median
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
4Q13 3Q13 2Q13 1Q13 2013 2012 2011
Efficiency Ratio
FNB Peer Group Median
2.50%
2.70%
2.90%
3.10%
3.30%
3.50%
3.70%
3.90%
4Q13 3Q13 2Q13 1Q13 4Q12
Net Interest Margin
FNB Peer Group Median
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
2013 2012 2011
Net Charge-Offs to Average Loans
FNB Peer Group Median

Consistent Operating Results

FNB = 87% Percentile FNB = 89% Percentile
Data per FNB and/or SNL Financial
Refer to Supplemental Information for peer listing
FNB’s ability to deliver consistent operating results exceeds peer results
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
2013 Peer Median FNB
ROAA Volatility
0.000%
0.010%
0.020%
0.030%
0.040%
0.050%
0.060%
2013 Peer Median FNB
Revenue/Avg Assets Volatility
FNB and Peer Volatility (Standard Deviation 1Q10 – 4Q13)

Attractive P/E Valuation Highlights Potential Upside

Consistent premium to peers based on price
to tangible book value per share
FNB currently reflects an attractive valuation
based on future earnings
12.73x
14.11x
8.00x
9.00x
10.00x
11.00x
12.00x
13.00x
14.00x
15.00x
FNB 2013 Peer Median
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
3.00x
3.50x
4.00x
02/10/11 02/10/12 02/10/13 02/10/14
FNB 2013 Group Peer Median
Historical Price / TBV Per Share (x)
Price /  2015 EPS Estimate (x)
Market data per SNL Financial  as of February 11, 2014.  Refer to Supplemental Information for regional peer listing.

34 Supplemental Information

Supplemental Information Index
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Loan Risk Profile
Regency Finance Company Profile
Regional Peer Group Listing
GAAP to Non-GAAP Reconciliation

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
12/31/2013 5 YR CAGR % of Portfolio
($ in millions)
Balance
12/31/08-
12/31/13 12/31/08 12/31/13
C&I $1,881 14.7% 16% 20%
CRE:  Non-Owner Occupied 1,809 14.2% 16% 19%
CRE:  Owner Occupied 1,397 6.9% 17% 15%
Commercial Leases 159 33.9% 1% 1%
Total Commercial $5,246 12.5% 50% 55%
Consumer Home Equity 2,170 12.4% 21% 23%
Residential Mortgage 1,043 12.6% 10% 11%
Indirect 642 4.8% 9% 7%
Other 186 3.6% 3% 2%
Regency 180 2.6% 2% 2%
Florida 39 -33.2% 5% <1%
Total Loan Portfolio $9,506 10.3% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$9.5 Billion Loan Portfolio
December 31, 2013
C&I + Owner Occupied CRE =
35% of Total Loan Portfolio
Other  2%
Regency  2%
Florida  0%
Commercial
Leases 1%
Commercial &
Industrial 20%
Consumer
Home Equity
23%
Residential
Mortgage  11%
Indirect  7%
CRE: Non
Owner
Occupied  19%
CRE: Owner
Occupied  15%
-

Non-Interest Bearing 20%
Savings, NOW, MMDA 47%
Customer Repos 10%
Time Deposits 23%

FNB Corporation

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through December 31, 2013
12/31/2013 5 YR CAGR Mix %
($ in millions)
Balance
12/31/08-
12/31/13 12/31/08 12/31/13
Savings, NOW, MMDA $5,142 12.8% 44% 47%
Time Deposits 2,606 2.4% 36% 23%
Non-Interest Bearing 2,200 19.1% 14% 20%
Customer Repos 1,092 21.4% 6% 10%
Total Deposits and
Customer Repo Agreements $11,040 11.3% 100% 100%
Transaction Deposits (1) and
Customer Repo Agreements $8,434 15.2% 64% 76%
Loans to Deposits and Customer Repo Agreements Ratio =
86% at December 31, 2013
New client acquisition and relationship-based focus reflected in favorable deposit mix
– 15.2% average growth for transaction deposits and customer repo agreements (2)
– 76% of total deposits and customer repo agreements are transaction-based deposits (1)
$11.0 Billion Deposits and
Customer Repo Agreements
December 31, 2013

AAA, 91.9%
AA, 3.4%
A, 2.5%
BBB,BB,B
CCC,CC,Ca,C
Non-Rated
2.2%
Available for Sale, 49%
Held to Maturity, 51%

FNB Corporation

Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $ 104 million, adjusted cost of $44 million, fair value of $38 million
Highly Rated $2.4 Billion Investment Portfolio
December 31, 2013
Ratings Composition
% Ratings
($ in millions (1) ) Portfolio Investment %
Agency MBS $880 37% AAA 100%
CMO Agency 877 37% AAA  100%
Agency Senior Notes 374 16% AAA 100%
Municipals 149 6%
AAA
AA
A
BBB
11%
53%
35%
1%
Trust Preferred (2) 38 2%
BBB
BB
B
CCC
Ca
C
4%
12%
12%
8%
2%
62%
Short Term 16 1% AAA 100%
CMO Private Label 9 <1%
AA
A
BBB
BB    31%
23%
12%
34%
Corporate 10 <1%
A
BBB
51%
49%
Bank Stocks 2 - Non-Rated
Commercial MBS 2 - AAA 100%
US Treasury 1 - AAA 100%
Total Investment Portfolio $2,358 100%
95% of total portfolio rated AA or better, 98% rated A or
better
Relatively low duration of 3.3
Portfolio comprised of 49% AFS and 51% HTM
Municipal bond portfolio
Highly rated with an average rating of AA and 99% of
the portfolio rated A or better
General obligation bonds = 98.9% of portfolio
79.0% from municipalities located throughout
Pennsylvania

Loan Risk Profile
(1) Originated portfolio metric
$ in millions
Balance
12/31/2013 % of Loans NPL's/Loans
(1)
YTD Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,881 19.8% 0.38% 0.13% 0.49%
CRE:  Non-Owner Occupied 1,809          19.0% 0.80% 0.20% 0.90%
CRE:  Owner Occupied 1,397          14.7% 1.92% 0.09% 2.06%
Home Equity and Other Consumer 2,311          24.3% 0.46% 0.21% 0.76%
Residential Mortgage 1,043          11.0% 1.35% 0.18% 2.84%
Indirect Consumer 642             6.8% 0.17% 0.37% 1.10%
Regency Finance 180             1.9% 3.94% 3.74% 3.53%
Commercial Leases 159             1.7% 0.46% 0.18% 0.91%
Florida 39               0.4% 24.07% 0.75% 24.07%
Other 45               0.5% 0.00% 2.27% 0.08%
Total $9,506 100.0% 0.95% 0.28% 1.28%

Consumer finance business with over 80 years of consumer lending experience
Credit quality: 2013 Full Year net charge-offs to average loans of 3.74%
Returns: 2013 Full Year: ROA 3.98%, ROE 42.64%, ROTE 47.79%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.

Regency Finance Company
$180 Million Loan Portfolio
85% of Real Estate Loans are First Mortgages
61%
24%
15%
Direct Real Estate Sales Finance
Ohio
Pennsylvania
Kentucky
72 Locations
Spanning Four
States
Tennessee

Regional Peer Group Listing

Ticker Institution Ticker Institution
ASBC Associated Bancorp ONB Old National Bancorp
AF Astoria Financial Corporation PVTB Private Bancorp, Inc.
CBSH Commerce Bancshares, Inc. SUSQ Susquehanna Bancshares, Inc.
FMER First Merit Corp. UMBF UMB Financial Corp.
FULT Fulton Financial Corporation VLY Valley National Bancorp
MBFI MB Financial, Inc WBS Webster Financial Corporation
NPBC National Penn Bancshares, Inc. WTFC Wintrust Financial Corporation

GAAP to Non-GAAP Reconciliation

Quarterly and Full Year
Non-GAAP Reconciliation
December 31, 2013 September 30, 2013 December 31, 2012 2013 2012 2011 2010
Operating net income
Net income
$28,439 $31,634 $28,955 $117,804 $110,410 $87,047 $74,652
Add: Merger and severance costs, net of tax
2,599 593 (3) 5,336 5,203 3,238 402
Add: Litigation settlement accrual, net of tax
- - 1,950 - 1,950 - -
Add: Branch consolidation costs, net of tax
- - 1,214 - 1,214 - -
Add: Debt redemption costs, net of tax
1,412 - - 1,412 - - -
Less: Gain on extinguishment of debt, net of tax
- - - (1,013) - - -
Less: Gain on sale of building, net of tax
- - - - (942) - -
Less: One-time pension expense credit, next of tax
- - - - - - (6,853)
Operating net income
$32,450 $32,228 $32,116 $123,540 $117,835 $90,285 $68,201
Operating diluted earnings per share
Diluted earnings per share
$0.18 $0.22 $0.21 $0.80 $0.79 $0.70 $0.65
Add: Merger and severance costs, net of tax
0.02 0.00 (0.00) 0.04 0.04 0.02 0.00
Add: Litigation settlement accrual, net of tax
- - 0.01 - 0.01 - -
Add: Branch consolidation costs, net of tax
- - 0.01 - 0.01 - -
Add: Debt redemption costs, net of tax
0.01 - - 0.01 - - -
Less: Gain on extinguishment of debt, net of tax
- - - (0.01) - - -
Less: Gain on sale of building, net of tax
- - - - (0.01) - -
Less: One-time pension expense credit, next of tax
- - - - - - (0.05)
Operating diluted earnings per share
$0.21 $0.22 $0.23 $0.84 $0.84 $0.72 $0.60
Operating return on average tangible common equity
Operating net income (annualized)
$128,744 $127,859 $127,763 $123,539 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized)
6,045 5,330 5,645 5,465 5,801 4,698 4,364
$134,789 $133,189 $133,408 $129,004 $123,635 $94,983 $72,565
Average shareholders' common equity
$1,623,543 $1,475,751 $1,400,429 $1,496,544 $1,376,493 $1,181,941 $1,057,732
Less: Average intangible assets
804,098 748,592 715,962 752,894 717,031 599,851 564,448
Average tangible common equity
$819,446 $727,159 $684,467 $743,651 $659,462 $582,089 $493,284
Operating return on average tangible common equity
16.45% 18.32% 19.49% 17.35% 18.75% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized)
$128,744 $127,859 $127,763 $123,539 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized)
6,045 5,330 5,645 5,465 5,801 4,698 4,364
$134,789 $133,189 $133,408 $129,004 $123,635 $94,983 $72,565
Average total assets
$13,456,936 $12,615,338 $11,988,283 $12,640,685 $11,782,821 $9,871,164 $8,906,734
Less: Average intangible assets
804,098 748,592 715,962 752,894 717,031 599,851 564,448
Average tangible assets
12,652,838 $          11,866,746 $          11,272,320 $         11,887,792 $      11,065,789 $      9,271,313 $        8,342,286 $
Operating return on average tangible assets
1.07% 1.12% 1.18% 1.09% 1.12% 1.02% 0.87%
For the Quarter Ended Year Ended December 31,